Value Trend Funds
Annual Report June 30, 1999

Dear Shareholders:

     We are pleased to present the first Annual Report for the Value Trend Family of Funds and want to welcome our new Shareholders. The past six months has been rewarding for our shareholders. More importantly, we are confident that the current market volatility will not prove to be a long-term deterrent to meeting our investment goals. The Value Trend Funds are off to a great start, completing six full months of operations as of June 30, 1999. Through the first half of 1999, the Value Trend Large Cap Fund gained 9.70% and the Value Trend Links Fund gained 9.50%. Value Trend Funds invest in companies for the long-term. Your investment in the Value Trend Funds should therefore also be for the long-term, and we recommend you consider investing for a minimum of 3 to 5 years.

LONG-TERM OUTLOOK IS POSITIVE
     Going forward, we anticipate the economy will continue to grow at a steady rate with low inflation. This environment is great for the equities markets. Our goal for the remainder 1999 and first half of 2000 will be to continue to focus our investments in only those companies which have dominant franchises and strong growth prospects. Moreover, we are very enthusiastic about the potential of all the Fund's current holdings.
     As a general principal we at Value Trend Funds believe that the baby boomer generation will continue to drive our domestic economy over the next several years. This coupled with the explosive growth in technology, which is expanding at an exceptional rate, particularly in broad band communications bodes well for the equity markets. Also, over the next several years, as the baby boomer generation begins retirement, the leisure industry should do well. This is particularly attractive for the Value Trend Links Fund.
     You can be assured that we will be working hard on your behalf to continue the trend that we began the first half of 1999. We want to thank our team members - - our Transfer Agent, our Custodian Bank and our independent auditor -
- for helping us get a solid start. Most importantly we want to thank you the shareholder for your confidence and trust in the Value Trend Funds.

OUR PARTNERSHIP
     The partnership between Value Trend Funds and our Shareholder's is very important to us. We want to let each and every Shareholder know that we are available to answer questions about the Value Trend Funds by calling 1-800-590-0898 and pressing option 3. Below is additional information on our phone system.
     When you call the (800) 590-0898 phone number you will be greeted by an automated phone system that gives you four choices.
     Option #1 Request a Prospectus and Applications ONLY. An answering service. Option #2 Current NAV of the Funds (current share price).
     Option #3 If you have a specific question about the Funds. Value Trend Capital Management.
     Option #4 If you have a question about your account, want to establish automatic investing, or want to redeem shares. Our transfer agent, Mutual Shareholder Services.
     Thank you for investing in the Value Trend Funds. Please feel free to call any time if you have questions about your account or if you have specific questions about the Value Trend Funds.


          <Ross C. Provence>
          Ross C. Provence
          President, Value Trend Funds
          August 10, 1999

The Value Trend Large Cap
Report from Ross C. Provence, Portfolio Manager

     Dear valued Shareholder of the Value Trend Large Cap Fund: It is a pleasure to welcome you to our new family of Funds. The Large Cap Fund, as the name implies invests in companies which have a market capitalization of five million ($5mil) dollars or more. As portfolio manager, I use a combination of value investing and growth trends for the selection of the individual securities for the fund. There is special emphasis in the sectors of technology, finance, health care and communications, as these are the areas which in my opinion offer the greatest growth potential over the next several years.
     We are in a new technology revolution, which provides substantial opportunity for the investor. It is our job to pick the industries within technology that will provide the best possible opportunity for value and growth. Broadband communication is probably the most import area of our future concentration. At the present time, with millions of new subscribers to the internet services, the most limiting factor is speed of communication. Those companies which provide faster access to the system, mainly a select group of equipment providers and chip makers, will be very profitable for several years to come. The whole world is their market and the trend is clearly established for the future.
     It is the job of communication companies to provide access services to the system developed by technology companies. A select group of these companies will prosper over the next decade as they link people from all areas of the world together in one giant web. The financial services sector, particularly those servicing the baby boomer generation who are now saving at a record rate for retirement, will be profitable over the next several years. Finally, as the eighty million baby boomers retire, they will need more and more health care services. These are the areas in which the Value Trend Large Cap Fund will concentrate over the next year.

     <Ross C. Provence>
     Ross C. Provence
     August 10. 1999

The Value Of a $10,000 Investment In The Value Trend Large Cap Fund From Its Inception (1/1/99) To Present (6/30/99) As Compared To The Standard & Poor's 500 Index Chart

6/30/99 NAV $10.97

Total Return* Through  6/30/99 From Fund Inception 1/1/99

Value Trend Large Cap Fund          9.70%
Standard & Poor's 500 Index**      12.38%
Wilshire Top 750**                 11.82%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. **Each of the indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. The Wilshire Top 750 consists of 750 domestic stocks chosen from market size, liquidity, and industry group representation.

The Value Trend Links Fund
Report from Jeffrey R. Provence, Portfolio Manager

     Dear valued Shareholder of the Value Trend Links Funds. I want to welcome you and thank you for your optimism about this unique fund. As you well know by now, the Value Trend Links Fund invests primarily in common stocks of companies which are associated with the golfing industry. Companies which are candidates for this Fund may be, but are not limited to companies in the golfing industry, sponsors of major golfing events, companies which produce products for the golfing industry, and real estate investment trusts. Our Shareholders will notice that our holdings represent a wide range of asset classes and our holdings include some of the strongest franchises in the World.
     As of June 30, 1999 the Value Trend Links Fund posted a gain of 9.50%. Because the Value Trend Links Fund has a unique investment discipline, we have decided to measure the Links Funds against the most common index which is the Standard & Poor's 500. Please see the chart for a comparison of performance relative to the Standard & Poor's 500.
     Today, an estimated 27 million Americans play golf, and interest in the sport is growing. The demographics are extremely positive with eighty million baby boomers soon reaching retirement. It is clear that many baby boomers will be starting to play golf as they reach their golden years which should give us additional investment opportunities over the coming years.
     I look forward to a long and prosperous relationship and am confident in the long-term outlook for the Links Fund. In fact, my wife and I have invested our IRA accounts in the Links Fund.

     <Jeffrey R. Provence>
     Jeffrey R. Provence
     Value Trend  Links Fund
     August 10, 1999

The Value Of A $10,000 Investment In The Value Trend Links Fund From Its Inception (1/1/99) To Present (6/30/99) As Compared To The Standard & Poor's 500 Index

6/30/99 NAV $10.95

Total Return* Through 6/30/99 From Fund Inception 1/1/99 Value Trend Links Fund 9.50% Standard & Poor's 500 Index** 12.38% Standard & Poor's MidCap 400 Index** 8.68%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. **Each of the indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. The S&P MidCap 400 is consists of 400 domestic stocks chosen from market size, liquidity, and industry group representation.

                  INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
Value Trend Funds

We have audited the accompanying statement of assets and liabilities of the Value Trend Funds (comprising, respectively, the Value Trend Large Cap Fund and the Value Trend Links Fund), including the schedule of portfolio investments, as of June 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, and financial highlights for the period from January 1, 1999 (commencement of operations) to June 30, 1999 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of June 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Value Trend Funds as of June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for the year then ended, and the financial highlights for the period from January 1, 1999 (commencement of operations) to June 30, 1999 in the period then ended, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
July 17, 1999

 Value Trend Links Fund
                                        Schedule of Investments
                                        June 30, 1999
 Shares/Principal Amount                              Market Value   % of Assets

 Air Courier Services
          190    FDX Corp. *                              $10,308          2.37%

 Aircraft
           90    Textron                                    7,408          1.70%

 Amusement and Recreation Services, Nec
          500    Family Golf Centers*                       3,844          0.88%

 Commercial Banks, Nec
          315    Citigroup                                 14,963          3.44%

 Computer Peripheral Equipment, Nec
          620    Cisco Systems Inc. *                      39,990
          800    EMC Corporation *                         44,000
                                                           83,990         19.33%
 Deep Sea Transportation of Passengers, Except byFerry
          225    Royal Caribbean                            9,844          2.27%

 Drug Stores and Proprietary Stores
          175    CVS Corp.                                  8,881          2.04%

 Eating and Drinking Places
          160    McDonalds Corp.                            6,580
          200    Wendy's International Inc.                 5,700
                                                           12,280          2.83%
 Electronic Computers
          320    Gateway Inc.*                             18,880
          160    International Business Machines Inc.      20,720
                                                           39,600          9.11%
 General Industrial Machinery and Equipment, Nec
          150    Ingersoll-Rand                             9,694          2.23%

 Hardware, Nec
          100    Fortune Brands                             4,138          0.95%

 Hotels and Motels
          250    Starwood Hotels                            7,641          1.76%

 Lumber and Other Building Materials Dealers
          225    Home Depot Inc.                           14,513          3.34%

 Men's and Boys' Shirts, Except Work Shirts
          300    Cutter & Buck*                             5,062
          120    Tommy Hilfiger*                            8,790
                                                           13,852          3.20%

                     *Non-income producing securities
    The accompanying notes are an integral part of the financial statements.

Shares/Principal Amount                              Market Value    % of Assets

National Commercial Banks
          130    Bankamerica Corp.                         $9,531          2.19%

 Personal Credit Institutions
          110    American Express Co.                      14,314          3.29%

 Prepackaged Software
          260    Microsoft Corp. *                         23,449          5.40%

 Real Estate Investment Trusts
          400    Golf Trust Of America                      9,775          2.25%

 Rubber and Plastics Footwear
          170    Nike Inc. Cl B                            10,762          2.48%

 Security Brokers, Dealers, and Flotation Companies
          165    Schwab (Charles) Corp.                    17,985          4.14%

 Sporting and Athletic Goods, Nec
          1,200        Callaway Golf                       17,550          4.04%

 Stationery Stores
          375    Office Depot Inc. *                        8,273          1.90%

 Telephone Communications, Except Radiotelephone
          350    American Telephone & Telegraph            19,534
          150    Bell Atlantic Corp.                        9,806
          120    GTE Corp.                                  9,060
          280    Qwest Communications Intl.*                9,257
          215    MCI Worldcom Inc.*                        18,503
                                                           66,160         15.24%

        Total Common Stocks                               418,755         96.38%

 Cash Equivalents
     15,009       Fifth Third Bank Repo 4.40, 07-01-99     15,009          3.45%

        Total Investments (Cost - $392,898 )              433,764         99.83%

        Other Assets Less Liabilities                         736          0.17%

        Net Assets - Equivalent                          $434,500        100.00%

                     *Non-income producing securities
    The accompanying notes are an integral part of the financial statements.

Value Trend Large Cap Fund
                                                         Schedule of Investments
                                                         June 30, 1999
 Shares/Principal Amount                              Market Value   % of Assets

 Biological Products, Except Diagnostic Substances
 150    Amgen Inc. *                                        $9,131         2.94%

 Commercial Banks, Nec
 225    Citigroup                                           10,688         3.44%

 Computer Peripheral Equipment, Nec
 260    Cisco Systems Inc. *                                16,770
 310    EMC Corporation *                                   17,050
                                                            33,820        10.87%
 Computer Programming Services
 200    At Home Corp.*                                      10,787         3.47%

 Construction Machinery and Equipment
 140    Caterpillar Inc.                                     8,400         2.70%

 Department Stores
 140    Dayton-Hudson Corp.                                  9,100
 255    TJX Companies Inc.                                   8,495
                                                            17,595         5.66%

 Eating and Drinking Places
 120    McDonalds Corp.                                      4,935         1.59%

 Electric Housewares and Fans
 75     General Electric Co.                                 8,475         2.73%

 Electronic Computers
 200    Gateway Inc.*                                       11,800
 100    International Business Machines Inc.                12,950
                                                            24,750         7.96%
 Fire, Marine, and Casualty Insurance
 200    Allstate Corp.                                       7,200         2.32%

 Information Retrieval Services
 100    America Online*                                     11,025         3.55%

 Lumber and Other Building Materials Dealers
 210    Home Depot Inc.*                                    13,545         4.36%

 Medical, Dental, and Hospital Equipment and Supplies
 50     Johnson & Johnson                                    4,900         1.58%

                        *Non-income producing securities
    The accompanying notes are an integral part of the financial statements.

 Motion Picture and Video Tape Production
 100    Disney (Walt) Co.                                   $3,063         0.99%

 Motor Vehicles and Passenger Car Bodies
 60     Ford Motor Co.                                       3,435         1.11%

 National Commercial Banks
 150    Bankamerica Corp.                                   10,997
 75     Morgan (J.P) & Co. Inc.                             10,537
                                                            21,534         6.92%
 Office Machines, Nec
 100    Minnesota Mining & Manuf. Co.                        8,694         2.80%

 Pharmaceutical Preparations
 65     American Home Products Corp.                         3,729
 100    Merck & Co. Inc.                                     7,362
                                                            11,091         3.57%
 Prepackaged Software
 170    Microsoft Corp. *                                   15,332         4.93%

 Radio and Television Broadcasting and Communication Equipmen
 100    Qualcomm Inc.                                       14,350         4.62%

 Security Brokers, Dealers, and Flotation Companies
 130    Lehman Brothers Holdings Inc.                        8,076         2.60%

 Semiconductors and Related Devices
 150    Intel Corp.                                          8,925         2.87%

 Telephone Communications, Except Radiotelephone
 150    American Telephone & Telegraph                       8,372
 65     Ameritech Corp.                                      4,778
 198    Lucent Technologies                                 13,352
 55     Bell Atlantic Corp.                                  3,596
 200    Qwest Communications Intl.*                          6,613
 100    MCI Worldcom Inc.*                                   8,606
                                                            45,317        14.58%

        Total Investments (Cost - $270,268 )               305,068        98.16%

        Other Assets Less Liabilities                        5,717         1.84%

        Net Assets - Equivalent                           $310,785       100.00%

                     *Non-income producing securities
    The accompanying notes are an integral part of the financial statements.

Statement of Assets & Liabilities
Value Trend Links & Large Cap Funds                                June 30, 1999

                                                      Value Trend   Value Trend
                                                            Links   Large Cap
                                                             Fund   Fund
Assets:
     Investment Securities at Market Value               $433,764   $305,068
       (Identified Costs - $392,898 and $270,268)
     Cash                                                     739      5,840
     Receivables:
       Dividends and interest receivable                      461        178
Total Assets                                              434,964    311,086

Liabilities:
     Accrued Expenses                                         464        301
Total Liabilities                                             464        301
Net Assets                                                434,500    310,785

Net Assets Consist Of:
     Paid In Capital                                      404,052    285,844
     Accumulated Realized Gain (Loss)
        on Investments - Net                              (10,418)    (9,859)
     Unrealized Appreciation in Value
        of Investments Based on Identified Cost - Net      40,866     34,800
Net Assets                                               $434,500   $310,785

Shares of capital stock                                    39,690     28,335

Net asset value per share                                  $10.95     $10.97
Ordering price per share                                   $10.95     $10.97



    The accompanying notes are an integral part of the financial statements.

Statement of Operations
Value Trend Links & Large Cap Funds           For the period ended June 30, 1999

                                                       Value Trend   Value Trend
                                                       Links         Large Cap
                                                       Fund          Fund
Investment Income:
Dividend income                                               $263         $156
Interest income                                              1,453        1,117
Total Income                                                 1,716        1,273

Expenses:
Investment advisory fees (Note 2)                            2,084        1,532
Total Expenses                                               2,084        1,532

Net Investment Income (Loss)                                  (368)        (259)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments                        (10,418)      (9,859)
Unrealized Gain (Loss) from Appreciation
     (Depreciation) on Investments                          40,866       34,800
Net Realized and Unrealized Gain (Loss) on Investments      30,448       24,941

Net Increase (Decrease) in Net Assets from Operations      $30,080      $24,682


    The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Value Trend Links & Large Cap Funds                              "June 30, 1999"

                                                  Value Trend      Value Trend
                                                  Links            Large Cap
                                                  01/01/99         01/01/99
                                                  to               to
                                                  06/30/99         06/30/99
From Operations:
     Net Investment Income                              $(368)           $(259)
     Net Realized Gain (Loss) on Investments        " (10,418)"       " (9,859)"
     Net Unrealized Appreciation (Depreciation)      " 40,866 "       " 34,800 "
Increase (Decrease) in Net Assets from Operations    " 30,080 "       " 24,682 "

Distributions to shareholders:
     Net Investment Income                                   -              -
     Net Realized Gain (Loss) from Security
          Transactions                                       -              -
Change in net assets from distributions                      -              -

From Capital Share Transactions:
     Proceeds from sale of shares                   " 356,317 "      " 236,103 "
     Dividend reinvestment       -       -
     Cost of shares redeemed                         " (1,897)"             -
Change in net assets from capital transactions      " 354,420 "      " 236,103 "
Change in net assets                                " 384,500 "      " 260,785 "

Net Assets:
     Beginning of period                             " 50,000 "       " 50,000 "
     End of period (including accumulated
          undistributed
     net investment income of $0)                  " $434,500 "     " $310,785 "

Share Transactions:
     Issued                                          " 34,864 "       " 23,335 "
     Reinvested  -       -
     Redeemed    (174)   -
Net increase (decrease) in shares                    " 34,690 "       " 23,335 "
Shares outstanding beginning of period                " 5,000 "        " 5,000 "
Shares outstanding end of period                     " 39,690 "       " 28,335 "

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
Value Trend Links and Large Cap Funds
Selected data for a share of capital stock outstanding throughout the period indicated

                                             Value Trend      Value Trend
                                             Links            Large Cap
                                             01/01/99         01/01/99
                                             to               to
                                             06/30/99         06/30/99
Net Asset Value -
     Beginning of Period                          $10.00           $10.00
Net Investment Income                              (0.01)           (0.01)
Net Gains or Losses on Securities
     (realized and unrealized)                      0.96             0.98
Total from Investment Operations                    0.95             0.97
Distributions                                          -                -
Net Asset Value -
     End of Period                                $10.95           $10.97

Total Return                                        9.50%            9.70%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)           435              311
Ratio of expenses to average net assets *           1.43%            1.33%
Ratio of net income to average net assets *        -0.25%           -0.23%
Portfolio turnover rate *                          76.49%           57.25%

* Annualized

    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
                                                          Value Trend Funds
                                                              June 30, 1999



1.)   SIGNIFICANT ACCOUNTING POLICIES
  Value Trend Funds (the "Trust") is registered under the Investment Company Act of 1940 with two separately managed non-diversified, no-load portfolios (each a "Fund" and collectively, the "Funds). The Trust is organized as a Massachusetts business trust on September 14, 1998. The two separate Funds are the Large Cap Fund and the Links Fund. Each Fund's investment objective is long-term growth of capital. The Large Cap Fund seeks to achieve its objective by investing substantially all of its assets in common stocks of well-established, high quality U.S. Companies. The Links Fund seeks to achieve its objective by investing primarily in common stocks of companies which are associated with the golfing industry. Significant accounting policies of the Funds are presented below:

  SECURITY VALUATION
  Both Funds intend to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

  SECURITY TRANSACTION TIMING
  Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Both Funds use the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

  INCOME TAXES
  It is both Funds' policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is both Funds' policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains.

  ESTIMATES
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.)   INVESTMENT ADVISORY AGREEMENT
  The Trust has entered into an investment advisory and administration agreement with Value Trend Capital Management, LP. The Investment Advisor receives from the Value Trend Links Fund as compensation for its services to that Fund an annual fee of 1.35%. The Investment Advisor also receives from the Value Trend Large Cap Fund as compensation for its services to that Fund an annual fee of 1.25%. For the period ending June 30, 1999 the Advisor earned $2,084 in management fees for the Value Trend Links Fund and the Advisor earned $1,532 in management fees for the Value Trend Large Cap Fund. The advisor pays all fund expenses.

3.)   RELATED PARTY TRANSACTIONS
  Certain owners of Value Trend Capital Management, LP are also owners and/or directors of the Value Trend Funds. These individuals may receive benefits from any management fees paid to the Advisor. Value Trend Capital Management, LP serves as distributor and administrator of the Funds. No compensation is received for these services.

4.)   CAPITAL STOCK AND DISTRIBUTION
  At June 30, 1999, an indefinite number of shares of capital stock without, par value, were authorized, and paid-in capital amounted to $404,052 for the Value Trend Links Fund $285,844 for the Value Trend Large Cap Fund.


5.)   PURCHASES AND SALES OF SECURITIES
  The table below displays information describing purchases and sales of investment securities, excluding short-term investments made during the six months ending June 30, 1999.

                         Value Trend     Value Trend Large
                          Links Fund         Cap Fund
                          ----------        ----------
      Purchases            $496,195           $343,415
      Sales                 107,891             63,288


6.)   SECURITY TRANSACTIONS
  For Federal income tax purposes, the cost of investments owned at June 30, 1999 was the same as identified cost.

  At June 30, 1999, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                            Value Trend       Value Trend
                            Links Fund       Large Cap Fund
                            ----------       --------------
      Appreciation           $52,490            $41,174
      (Depreciation)         (11,624)            (6,374)
      Net Appreciation        40,866             34,800
      (Depreciation)

7.)       RECLASSIFICATION
  In accordance with AICPA Statement of Position 93-2, the components of the net assets of the Value Trend Links Fund have been reclassified to the extent that the net investment loss of ($368) sustained during the six months ending June 30, 1999, which represents a permanent difference for income tax purposes, has been reclassified as a decrease in the net paid-in-capital.

  The components of the net assets of the Value Trend Large Cap Fund have been reclassified to the extent that the net investment loss of ($259) sustained during the six months ending June 30, 1999, which represents a permanent difference for income tax purposes, has been reclassified as a decrease in the net paid-in-capital.